Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing of a Statement on Schedule 13D with respect to the Common Units of NGL Energy Partners LP, and further agree to the filing of this Joint Filing Agreement as an Exhibit to such joint filings.  In addition, each party to this Joint Filing Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.  In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement as of January 13, 2012.

PACER PROPANE HOLDING, INC.

By:	/s/ Frank B. Mapel
Name:	Frank B. Mapel
Title:	Chief Executive Officer

PACER PROPANE HOLDING, L.P.

By:	Pacer Propane Holding, Inc., its general partner

By:	/s/ Frank B. Mapel
Name:	Frank B. Mapel
Title:	Chief Executive Officer

LIBERTY PROPANE, L.L.C.

By:	Pacer Propane Holding, L.P., its member

	By:	Pacer Propane Holding, Inc., its general partner

By:	/s/ Frank B. Mapel
Name:	Frank B. Mapel
Title:	Chief Executive Officer

PACER-ENVIRO PROPANE, L.L.C.

By:	Pacer Propane Holding, L.P., its member

	By:	Pacer Propane Holding, Inc., its general partner

By:	/s/ Frank B. Mapel
Name:	Frank B. Mapel
Title:	Chief Executive Officer

[Schedule 13D Joint Filing Agreement]

PACER-PITTMAN PROPANE, L.L.C.

By:	Pacer Propane Holding, L.P., its member

	By:	Pacer Propane Holding, Inc., its general partner

By:	/s/ Frank B. Mapel
Name:	Frank B. Mapel
Title:	Chief Executive Officer

PACER-PORTLAND PROPANE, L.L.C.

By:	Pacer Propane Holding, L.P., its member

	By:	Pacer Propane Holding, Inc., its general partner

By:	/s/ Frank B. Mapel
Name:	Frank B. Mapel
Title:	Chief Executive Officer

PACER PROPANE (WASHINGTON), L.L.C.

By:	Pacer Propane Holding, L.P., its member

	By:	Pacer Propane Holding, Inc., its general partner

By:	/s/ Frank B. Mapel
Name:	Frank B. Mapel
Title:	Chief Executive Officer

PACER-SALIDA PROPANE, L.L.C.

By:	Pacer Propane Holding, L.P., its member

	By:	Pacer Propane Holding, Inc., its general partner

By:	/s/ Frank B. Mapel
Name:	Frank B. Mapel
Title:	Chief Executive Officer

PACER-UTAH PROPANE, L.L.C.

By:	Pacer Propane Holding, L.P., its member

	By:	Pacer Propane Holding, Inc., its general partner

By:	/s/ Frank B. Mapel
Name:	Frank B. Mapel
Title:	Chief Executive Officer

[Schedule 13D Joint Filing Agreement]